Exhibit 10.107
LOGISTICS SERVICES AGREEMENT
This Logistics Services Agreement is made on                                                                                                         May 4, 2010
between               Carter Holt Harvey Limited (trading as Lodestar) (Lodestar)
and                      Whakatane Mill Limited (WML)
INTRODUCTION
This Agreement sets out the terms agreed between Lodestar and WML in relation to the provision of logistics services by Lodestar to WML.
In this Agreement, except as specified otherwise, a reference to New Zealand dollars, dollars, NZ$ or $ is a reference to the lawful currency of New Zealand.
IT IS AGREED
1.	INTERPRETATION
In this Agreement, unless the context otherwise requires:
Agreement means this agreement including all appendices to this agreement;
Base Rates means the base freight rates for the various Services as at 1 March 2010 set out in Appendices 2 to 5 (inclusive) of this Agreement, together with the base rates (as notified by Lodestar to WML) for any other services requested by WML under this Agreement;
Bunker Adjustment Factor or BAF means a fuel surcharge based on prevailing world bunker oil prices, measured and adjusted in accordance with international fuel indices;
Commencement Date means the date of closing under the asset purchase agreement between Carter Holt Harvey Limited and WML dated on or about the date of this Agreement;
Confidential Information means the subject matter, contents and fact of the existence of this Agreement and any know-how, trade secrets, technical processes, software, databases, information relating to products, finances, contractual arrangements with customers or suppliers and other information relating to a Party, which by its nature, or by the circumstances of its disclosure to the holder of the information (whether such disclosure occurred before or after the date of this Agreement), is or could reasonably be expected to be regarded as confidential;
Customer means a customer of WML;
Force Majeure Event means any or all of the following events or occurrences and the effects thereof: act of God or public enemy, flood, earthquake, storm, cyclone, tornado, hurricane, lightning, fire, explosion, epidemic, war, embargo, riot or civil disturbance, strike or other labour dispute, sabotage, expropriation, confiscation or requisitioning of facilities, order or temporary or permanent injunction of any duly constituted court of competent jurisdiction and any other matter or event which is beyond the control of a Party (but excluding the payment of money for any reason)

and of which that Party could not take reasonable measures to prevent or mitigate the effects;
GST means goods and services tax imposed under the Goods and Services Tax Act 1985 or equivalent legislation;
Insolvency Event means in respect of a Party (other than for the purpose of a solvent reconstruction or amalgamation) any one or more of the following:
(a)	a receiver, receiver and manager, liquidator, provisional liquidator, trustee, statutory manager, administrator, controller, inspector appointed under any companies or securities legislation, or similar official is appointed in respect of that Party or any of its property, or a Party being the subject of any reorganisation, moratorium or other administration involving its creditors or any class of its creditors, or any security over any substantial part of its assets is enforced;

(b)	the Party ceases to carry on all or substantially all of its business, is unable to pay its debts when due, or is deemed unable to pay its debts under any law, or makes an assignment for the benefit of, or enters into or makes any arrangement or compromise with, that Party’s creditors or threatens to do so, or stops payments to its creditors generally;

(c)	the Party is, becomes, or is deemed to be, insolvent or bankrupt;

(d)	a distress, attachment or other execution is levied or enforced upon or commenced against any substantial part of its assets and is not stayed within 14 days; or

(e)	anything having a similar effect to any of the events specified above happens under the law of any applicable jurisdiction.
Management Fee means the management fee set out in clause 6.3 of this Agreement (as may be amended at each Review Date in accordance with clause 6.3(b) and the mechanism set out in clause 6.1 (c));

Party means a party to this Agreement and includes any successors or permitted assignees of a Party (and Parties will have the corresponding meaning);

Relationship Manager means, in respect of each Party, the relationship manager for that Party specified in clause 20.1 and any substitute relationship manager as notified to the other Party in writing from time to time;

Review Date means each anniversary of the Commencement Date;

Services means the freight and logistics management services summarised in Appendix 1 and set out in more detail in Appendices 2 to 5 (inclusive) of this Agreement;

Service Charges means the Service Charges payable by WML for the Services in accordance with clause 6.1 and at the rates set out in Appendices 2 to 5 (inclusive) of this Agreement (as may be amended at each Review Date in accordance with clause 6.1 (c));

Site means the Whakatane Mill and any other sites which the Parties agree in writing from time to time;

Taxation means all forms of taxation and all other statutory, governmental or local governmental impositions, duties, levies, tariffs, and rates, whether imposed or payable in New Zealand or elsewhere, and includes any reassessment thereof, and all penalties, fines and interest in connection with any of the foregoing;

Term means the term of this Agreement;

Whakatane Mill means WML’s mill at Whakatane;

Working Day means any day (other than a Saturday or a Sunday or public holiday) on which registered banks in New Zealand are open for business; and

Year means any 12 month period during the Term, with the first such Year commencing on the Commencement Date.

2.	TERM

2.1.	This Agreement will commence on the Commencement Date and will continue thereafter until terminated in accordance with the provisions of this Agreement.

3.	PROVISION OF SERVICES

3.1.	Lodestar will provide the Services to WML by consolidating services procured from third party service providers and/or directly managing the necessary assets and resources during the Term.

3.2.	All performance warranties in respect of the supply of Services are expressly excluded except:
(a)	to the extent of any performance warranties set out in Appendices 2 to 5 (inclusive); and

(b)	as mandatorily implied by law.
3.3.	The Parties will meet each Year and no later than 30 days prior to each Review Date to review and discuss service levels in respect of each of the Services.

4.	EXCLUSIVE SUPPLY

4.1.	WML agrees to engage all of its requirements for the Services from Lodestar, and Lodestar agrees to supply all of WML’s requirements for the Services in accordance with the terms of this Agreement. The Parties agree to take all reasonable steps to address any issues in a co-operative manner.

4.2.	WML agrees that the Services provided under this Agreement are intended to be for its sole use and benefit and, save as otherwise agreed by Lodestar in writing, WML shall not on-sell or pass on the benefit of such Services to any third party, except where such third party is a related company of WML whose use or access to the Services is directly required to support the business of WML.

5.	RELATIONSHIP MANAGERS

5.1.	The Relationship Managers will meet regularly and at agreed intervals for the purposes of reviewing and discussing the operational relationship between the Parties (including service quality issues).

5.2.	At the beginning of each Year the Relationship Managers will agree key “Service and Operational Performance Indicators” to measure and improve the service delivery as determined by this Agreement.

6.	CHARGES

6.1.	Service Charges
(a)	Service Charges by Service area are listed in Appendices 2 to 5 (inclusive) of this Agreement. The Service Charges include the Base Rates and variable charges (where applicable).
(b)	Lodestar will charge WML the Service Charges plus GST (if any) for the provision of Services under this Agreement, except where service charge rates expire or are adjusted earlier, as indicated in the attached service schedules.
(c)	Lodestar will be entitled to review and change the Service Charges on each Review Date, provided that:
(i)	Lodestar notifies WML in writing of such change at least 30 days before each Review Date;

(ii)	there is a reasonable commercial justification for such change set out in the notice given under 6.1(c) (i); and

(iii)	adjustments to the Service Charges as a result of any fuel adjustments as notified to Lodestar by any of its service providers will be applied as from the date the fuel adjustment is implemented by that service provider, subject in all cases to written notice being provided by Lodestar to WML.
(d)	Lodestar may nominate expiry dates that occur earlier than the next Review Date where components of the Service Charges will be subject to renegotiation with third party service providers prior to the next Review Date.
(e)	Any disputes in relation to any increase in the Service Charges under clause 6.1(c) will be referred to an Independent Expert in accordance with clause 13.3, provided that:
(i)	WML will pay such increased Service Charges following a Review Date until such time as an Independent Expert determines otherwise in accordance with clause 13.3; and

(ii)	if an Independent Expert determines that Lodestar has increased Service Charges in contravention of clause 6.1(c), the Independent Expert will determine the correct level of Service Charges in accordance with this Agreement to be paid by WML and consequently the amount of any overpayment of Service Charges by WML to Lodestar since the last Review Date and Lodestar will promptly reimburse WML for such overpaid amount.
6.2.	Invoicing and Payment of Service Charges

Lodestar will provide WML with distribution invoices by activity for all Service Charges relating to Services provided directly by Lodestar and/or procured from third party service providers under this Agreement during the invoice period. WML will, on receipt of an invoice from Lodestar, pay each invoice according to the payment terms set out in Appendices 2 to 5 (inclusive).

6.3.	Management Fee
(a)	In addition to the Service Charges, WML will pay Lodestar an annual Management Fee of $160,000 which shall be the compensation for Lodestar providing all Services rendered under this Agreement (except for reasonable out-of-pocket expenses). Lodestar will invoice WML for the Management Fee plus GST (if applicable) by equal monthly instalments during the Term. WML will, on receipt of an invoice from Lodestar in respect of the Management Fee, pay each invoice amount to Lodestar no later than 20 Working Days after the invoice date.
(b)	Lodestar will be entitled to review and change the Management Fee on each Review Date in accordance with the mechanism set out in clause 6.1(c). Any dispute in relation to an increase in the Management Fee following such review will be dealt with in accordance with the process set out in clause 6.1(e).
6.4.	Project Charges

Where a cost saving project is identified by a Party, that Party will promptly notify the other Party of the project. If the Parties jointly determine that capital expenditure is required to capture the cost savings, the Parties will discuss and agree in writing whether any capital expenditure will be made and by whom (bearing in mind the principle that allocation of any capital expenditure should fairly reflect the allocation of benefit resulting from such initiative). In the event that the Parties cannot agree whether to make such capital expenditure and/or who should make it, then neither Party is obliged to incur any capital expenditure.

7.	TERMINATION

7.1.	Subject to clause 7.2, either Party may terminate this Agreement on not less than 3 months’ written notice to the other, provided that such notice may only be given following the first anniversary of the Commencement Date.

7.2.	A Party (the Non-defaulting Party) may terminate this Agreement immediately by giving written notice to the other Party (the Defaulting Party) if:
(a)	the Defaulting Party suffers an Insolvency Event; or

(b)	the Defaulting Party breaches any material obligation of the Defaulting Party under this Agreement which either is not capable of being remedied or, if it is capable of being remedied, the Defaulting Party fails to remedy the breach to the Non-defaulting Party’s satisfaction (acting reasonably) within 30 days after receiving written notice of the breach.
8.	CONSEQUENCES OF TERMINATION

8.1.	Upon termination of this Agreement, Lodestar will provide reasonable assistance to WML as WML may reasonably require to facilitate the transfer of the provision of the Services either back to WML, to its Customers or to an alternate service provider if nominated by WML or its Customers (in each case as directed by WML to Lodestar). The timing of such transfer will be as soon as practicable following written notice of termination and Lodestar will be entitled to charge WML for its reasonable costs in relation to providing such assistance.

8.2.	Termination of this Agreement will be without prejudice to:
(a)	the rights and obligations of the Parties which have accrued prior to termination; and
(b)	any of the provisions of this Agreement which are expressed to survive termination.
9.	FORCE MAJEURE

9.1.	Neither Party will be liable for any failure to perform its obligations under this Agreement where such failure is due to a Force Majeure Event, provided that the affected Party:
(a)	promptly notifies the other Party of the cause arising;

(b)	uses its reasonable endeavours to overcome or work around such cause and to minimise its effects; and

(c)	uses its reasonable endeavours to resume performance of the obligation frustrated by such cause as soon as such cause has abated.
9.2.	Either Party may terminate this Agreement in whole or in part to the extent the other Party’s performance of its obligations under this Agreement is materially affected by a Force Majeure Event lasting more than 20 days.

9.3.	If Lodestar is unable to provide any of the Services due to a Force Majeure Event, then WML may purchase or source the relevant Services from a third party while the Force Majeure Event continues.

10.	TITLE AND RISK

10.1.	Nothing in this Agreement, nor the performance of the Services, will confer on Lodestar any right, title or interest in or to any products of WML or any products of any Customers.

10.2.	Risk in any products of WML or its Customers will, at all times while those products are in the possession or control of Lodestar pursuant to this Agreement, remain with WML and its Customers.

11.	LIMITATION OF LIABILITY

11.1.	Subject to clauses 11.2 and 11.3, the liability of either Party under this Agreement shall be limited to $30,000 per claim or series of related claims.

11.2.	The liability of either Party where, and to the extent that, the losses or damages of the other Party are caused by the liable Party’s gross negligence or wilful act or wilful omission shall not be subject to the limitations in clauses 11.1 and 11.4.

11.3.	Other than in respect of WML’s obligation to pay all Service Charges, the Management Fee and any other fees or charges payable by WML pursuant to this Agreement, the liability of either Party under this Agreement shall be limited in any 12 month period commencing as from the Commencement Date to an amount equal to the Management Fee payable (exclusive of any GST, duties, levies or other taxes) by WML in the previous 12 month period pursuant to this Agreement, or where 12 months has not elapsed since the Commencement Date, then the Management Fee for one Year (exclusive of any GST, duties, levies or other taxes):

(a)	payable; and
(b)	forecasted to be payable, but not yet payable,
from the Commencement Date until the date that is 12 months from the Commencement Date.
11.4.	Subject to clause 11.2, each Party shall not in any circumstances be liable to the other Party for any loss of profits or indirect or other consequential loss or damage (including any loss of: business income; profits; revenue; customers; penalties; fines; damages for personal injury; use of an asset; production; contract; goodwill; or loss or corruption of data and additional finance or interest costs) in relation to this Agreement.
11.5.	Where any product in the possession or control of Lodestar pursuant to this Agreement is lost, destroyed or damaged, the following recovery regime will apply (unless otherwise agreed in writing by the Relationship Managers for cost/practicality reasons):
(a)	Lodestar will notify WML within one Working Day of it becoming aware of any claims or potential losses;
(b)	Lodestar will, on reasonable request from WML, make a claim on behalf of WML against the relevant third party service provider for the loss and attempt to negotiate a settlement between the parties, subject to Lodestar obtaining the prior consent of WML to any settlement (not to be unreasonably withheld or delayed). WML will reimburse Lodestar for its reasonable out-of-pocket expenses (e.g. the costs of independent cargo surveys, and any pre-agreed travel costs etc.) incurred in respect of making such claim and undertaking any settlement negotiations. For the avoidance of doubt, WML may, acting reasonably, conduct claims against and/or negotiate settlements with third party service providers as contemplated in this clause 11.5(b) directly; and
(c)	If Lodestar or WML, as applicable, is unsuccessful in negotiating a settlement as contemplated in clause 11.5(b), Lodestar will, on request from WML, provide reasonable assistance to WML in relation to any insurance claim initiated by WML in respect of the loss. WML will reimburse Lodestar for its reasonable out-of-pocket expenses incurred in respect of providing assistance in respect of any such insurance claim. Any loss which is not covered by or recovered under WML’s existing insurance policies (including without limitation losses above the limited carriers liability level which all domestic carriers operate under) will be borne by WML.
11.6.	Notwithstanding any provision to the contrary in this Agreement, the liability of a Party (the Liable Party) to the other Party (the Claimant Party) under this Agreement shall be limited, restricted or reduced as follows:
(a)	both Parties must use all reasonable endeavours to mitigate any loss arising out of or in connection with this Agreement, including assisting the other Party to mitigate its loss. The liability of the Liable Party shall be reduced to the extent that the Claimant Party has not complied with this obligation to mitigate its loss;
(b)	the liability shall not extend to any liability, loss or damage to the extent that the Claimant Party has, by its actions or inaction, contributed to such liability, loss or damage;

(c)	to the extent necessary to take into account any savings to the Claimant Party in Taxation as a result of the liability, loss or damage in respect of which the liability to the Claimant Party arose; and
(d)	the Liable Party shall not be liable for any claims made by the Claimant Party more than 12 months after the termination of this Agreement.
11.7.	The liability of the Liable Party shall not in any circumstances exceed the amount of the actual loss suffered by the Claimant Party.

11.8.	The Parties acknowledge that the liability limitations in this Agreement were a condition of entering into this Agreement and are reflected in the Service Charges and Management Fee.

11.9.	The provisions of this clause 11 are without prejudice to the Parties’ termination rights under clause 7 of this Agreement.

12.	INSURANCE

12.1.	WML will arrange and maintain during the Term, at its cost, all necessary insurances for the carriage of WML goods both domestically and internationally and will provide copies of current insurance certificates for all such insurances to Lodestar on request. Lodestar will in no circumstances be required to obtain any such insurances.

12.2.	Lodestar will arrange and maintain during the Term, at its cost, an appropriate level of public liability insurance.

13.	DISPUTE RESOLUTION PROCESS

13.1.	Procedure

If any dispute arises between the Parties under or in connection with this Agreement:
(a)	the dispute must initially be referred to the Parties’ respective nominated Relationship Manager;
(b)	the Relationship Managers must then use their reasonable endeavours to resolve the dispute; and
(c)	if the Relationship Managers are unable to resolve the dispute within 30 days of the referral, or such other period as is agreed in writing, the dispute must be referred to the Parties’ respective Chief Executives who will use their reasonable endeavours to resolve the dispute within 10 days.
13.2.	No resolution

If the dispute cannot be resolved by the Parties’ respective Chief Executives within the time period specified in clause 13.1(c), either Party may require the dispute to be referred to an independent expert (Independent Expert) in accordance with the provisions of clause 13.3. The Independent Expert’s decision will be final and binding on the Parties, save for manifest error.

13.3.	Independent Expert

The Independent Expert will be appointed in accordance with the following provisions:
(a)	the Independent Expert will be appointed by both Parties or, where the Parties cannot agree within 14 days, appointed by the President of the New Zealand Law Society;
(b)	the Independent Expert will act as an expert and not as an arbitrator and the law relating to arbitration will not apply to the Independent Expert’s determination; and
(c)	the costs and expenses of the Independent Expert will be shared by the Parties equally.
13.4.	Confidentiality

The Parties will hold confidential, unless otherwise required by law or at the direction of a court of competent jurisdiction, all information relating to the subject matter of the dispute as disclosed during or for the purposes of dispute resolution under this clause 13.

14.	CONFIDENTIALITY

14.1.	Each Party must at all times keep confidential, treat as privileged, and not directly or indirectly copy, disclose or use any Confidential Information of the other Party, except to the extent that:
(a)	disclosure is required by law or any stock exchange;
(b)	disclosure, use or copying is necessary to obtain the benefit of, or to carry out an obligation under, this Agreement but for no other purpose whatsoever;
(c)	such Party determines, acting reasonably, that disclosure is required during the course of its business or any part thereof, and such disclosure is made under terms that restrict further disclosure to the extent necessary to protect the interest of the other Party;
(d)	the information is or becomes available in the public domain without breach by a Party of its confidentiality obligations under this clause 14.1 or at law;
(e)	the Parties otherwise agree in writing to such disclosure;
(f)	it is required to be discussed in the context of a due diligence disclosure process involving the sale of either Party or any wider business of which that Party forms part.
14.2.	This clause will continue to apply after the termination or expiry of this Agreement.

15.	ASSIGNMENT

15.1.	No assignment without consent

This Agreement may be assigned by either Party subject to approval in writing from the other Party. This approval is not to be unreasonably withheld and shall be given if:
(a)	the Party requesting approval (Requesting Party) proves to the reasonable satisfaction of the other Party that the proposed assignee is respectable, responsible and has the financial resources to meet the Requesting Party’s obligations under this Agreement; and
(b)	all amounts due and payable by the Requesting Party under this Agreement have been paid and there is not any subsisting material breach of the Requesting Party’s obligations under this Agreement.
15.2.	Assignment to related entities

Notwithstanding clause 15.1 and clause 15.3, either Party may assign or otherwise transfer without the approval of the other Party any right or obligation arising out of this Agreement to any entity who is (directly or indirectly) owned or controlled by Mr. Graeme Richard Hart.

15.3.	Change in Control

A change in control of either Party will be deemed to be an assignment for the purposes of this clause 15. For the purposes of this Agreement, change in control means:
(a)	where a Party ceases to be controlled directly or indirectly by Mr. Graeme Richard Hart;

(b)	where there is a change in direct or indirect control of a Party (but, for the avoidance of doubt, if a Party is controlled directly or indirectly by Mr Graeme Richard Hart, there will not be a change in control of that Party arising from any transfer or other transaction if, following that transfer or transaction, that Party continues to be controlled directly or indirectly by Mr. Graeme Richard Hart);

(c)	a sale of the majority of the assets comprising the Whakatane Mill to a third party who is not controlled directly or indirectly by Mr. Graeme Richard Hart; or

(d)	a sale of the majority of the assets comprising the Carter Holt Harvey Limited division known as Lodestar to a third party who is not controlled directly or indirectly by Mr. Graeme Richard Hart.
16.	VARIATION

No variation to this Agreement (including without limitation any variation to the scope of any of the Services) will be effective unless it is in writing and signed by both Parties.

17.	INDEPENDENT CONTRACTOR

The relationship between WML and Lodestar is, and will be for all purposes, that of a company and independent contractor, and nothing in this Agreement will be taken as construing any other relationship.

18.	NO WAIVER

18.1.	A failure, delay, relaxation or indulgence by a Party in exercising any power or right conferred on the Party by this Agreement does not operate as a waiver of the power or right.

18.2.	A single or partial exercise of the power or right does not preclude a further exercise of it or the exercise of any other power or right under this Agreement.

18.3.	A waiver of a breach does not operate as a waiver of any other breach.

19.	ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Parties relating to the provision of the Services and it supersedes and extinguishes all earlier negotiations, understandings and agreements, whether oral or written, between the Parties relating to the provision of the Services.

20.	NOTICES

20.1.	Particulars for notices

The particulars for delivery of notices are initially:
(a)	Carter Holt Harvey Limited, trading as Lodestar
Address: Physical address
               Level 1, Building B
               59 Apollo Drive
               Albany
               North Shore City 0632
               Postal address
               PO Box 300097
               Albany
               North Shore City 0752
Attention: Murray Home
Telephone: 09 477 5800
Facsimile: 09 477 5820
Email: Murray.Home@chh.co.nz
Copy to each of the persons named below:
Carter Holt Harvey Limited
Address: 173 Captain Springs Road
               Te Papapa
               Private Bag 92-106
               Auckland 1142
Attention: Business Legal Counsel — Pulp, Paper and Packaging
Facsimile: 09 633 0601
Rank Group Limited
Address: Level Nine
               148 Quay Street
               PO Box 3515
               Auckland
Attention: Greg Cole
Facsimile: 09 366 6263
Email: Greg.Cole@rankgroup.co.nz

Rank Group Limited
Address: Level Nine
               148 Quay Street
               PO Box 3515
               Auckland
Attention: Helen Golding
Facsimile: 09 366 6263
Email: Helen.Golding@rankgroup.co.nz
(b)	Whakatane Mill Limited
Address: Mill Road
               Whakatane
Attention: Graham Millar
Telephone: 07 306 3800
Facsimile: 07 306 3655
Email: Graham.Millar@chh.co.nz
Copy to each of the persons named below:
SIG Group
Address: Laufengasse 18 CH-8212 Neuhausen am Rheinfall
               Switzerland
Attention: Marco Haussener
Facsimile: 0041 52 674 7200
Email: Marco.Haussener@sig. biz
SIG Group
Address: Laufengasse 18 CH-8212 Neuhausen am Rheinfall
               Switzerland
Attention: Daniel Petitpierre
Facsimile: 0041 52 674 6556
Email: Daniel.Petitpierre@sig.biz
20.2.	Delivery

Any notice, demand, consent or other communication given or made under this Agreement (Notice) must be:
(a)	left at the address (or addresses) set out or referred to in clause 20.1;

(b)	sent by prepaid ordinary post (airmail if appropriate) to the address (or addresses) set out or referred to in clause 20.1;

(c)	sent by fax to the fax number set out or referred to in clause 20.1;

(d)	sent by email to the email address set out or referred to in clause 20.1; or

(e)	given in any other way permitted by law.
However, if the intended recipient has notified a changed postal address, physical address, fax number or email address, then the communication must be to that address or number.

20.3.	When effective

A Notice takes effect from the time it is received unless a later time is specified.

20.4.	Receipt — post

if sent by post, a Notice is taken to be received three days after posting (or seven days after posting if sent to or from a place outside New Zealand).

20.5.	Receipt — fax

If sent by fax, a Notice is taken to be received at the time shown in the transmission report as the time that the whole fax was sent.

20.6.	Receipt — email

If sent by email, a Notice is taken to be received at the time shown in the sent email as the time that the email was sent.

20.7.	After hours communications

If a Notice is given:
(a)	after 5.00 pm in the place of receipt;

(b)	on a day which is a Saturday, Sunday or bank or public holiday in the place of receipt; or

(c)	on a day starting from and including 24 December to 3 January, it is taken as having been given at 9.00 am on the next day which is not a Saturday, Sunday or bank or public holiday in that place.

21.	COUNTERPARTS

This Agreement may be executed in any number of counterparts each of which is to be deemed an original, but all of which together are to constitute a single instrument. A Party may enter into this Agreement by executing any counterpart. This Agreement may be executed on the basis of an exchange by electronic transmission or facsimile of executed copies of this Agreement and execution of this Agreement by such means is to be a valid and sufficient execution.

22.	LAW AND JURISDICTION

This Agreement is to be governed by and construed in accordance with the laws of New Zealand. Each Party submits to the exclusive jurisdiction of the courts of New Zealand.

23.	FURTHER ASSURANCES

Each of the Parties will execute and deliver all such further documents and do such further acts and things as may be reasonably required from time to time to give effect to this Agreement.

Executed as an agreement.

Executed by Carter Holt Harvey	)
Limited trading as Lodestar	)

/s/ HELEN D. GOLDING
Authorised Signatory

HELEN D. GOLDING
Print name

Executed by Whakatane Mill Limited	)
)

/s/ HELEN D. GOLDING
Authorised Signatory

HELEN D. GOLDING
Print name

APPENDIX 1
Summary of Services
Services Summary and Scope
The Services include provision of New Zealand domestic and export distribution and logistics functions for WML.
The scope of the Services includes movement of cargo from the Site to Customers in accordance with the individual Service provisions (as set out in more detail in Appendices 2 to 5 (inclusive) of this Agreement).
Service operations specifically provided by Lodestar are:
Domestic Freight Management Services (see Appendix 2)
•	Movement of New Zealand domestic cargo from the Site to Customers or ports in New Zealand including without limitation inter-business freight transfers using a mix of modes such as road, rail and coastal shipping services.
International Shipping Management Services (see Appendix 3)
•	Movement of cargo from New Zealand ports to Customers in international markets using a mix of international sea freight carriers in containers.
Port Management Services (see Appendix 4)
•	Provision of port services required to effect export shipments through nominated ports (Auckland/Tauranga) in New Zealand including but not limited to warehousing, storage, container packing, cargo handling, stevedoring and fumigation services.
Export Documentation Management Services (see Appendix 5)
•	Preparation and lodgement of pre and post export shipping documents required to effect WML’s international shipments out of New Zealand.

APPENDIX 2
Domestic Freight Management Services
Service Summary
Lodestar provides freight management services for all WML domestic freight movements in New Zealand from the Site to Customers or ports by road, rail and coastal shipping (subject to certain exceptions outlined in the Scope below).
Scope
Freight management services for all outbound Products (as defined below) manufactured and/or produced at the Site and distributed by WML within New Zealand. To a limited extent, inward material deliveries that assist the overall freight networks.
These services include the transport planning and the procurement and execution of services by third party carriers, in each case to provide the necessary capacity required to move Products from the Site to Customers as per the agreed service requirements.
Products: any or all of raw materials, in-process materials and finished goods related to carton board and/or liquid packaging board and all other goods reasonably requested by WML to be distributed.
Exceptions to the above (i.e. where Lodestar currently does not provide or procure domestic freight management services) are:
(a)	couriered deliveries;

(b)	customer collects; and

(c)	other mutually agreed items.
Service Commitment
Lodestar will use its reasonable endeavours to:
(a)	provide total transportation planning and execution functions to meet the day-to-day service requirements of WML;

(b)	procure services from third party carriers to provide day to day and long term capacity requirements to move the freight within New Zealand at agreed base rates and any applicable variable charges;

(c)	work with third party carriers and WML to deliver on agreed cost savings targets;

(d)	meet domestic service delivery targets agreed between WML and Lodestar;

(e)	continually improve the service and cost delivery by constantly working closely with WML and its Customers to seek new ways of doing things;

(f)	improve visibility of freight movements and cost transparency through technology platforms such as eCargo; and

(g)	provide domestic freight market trends and information necessary to support decisions relating to WML’s business strategies.
Service Levels
Lodestar and WML will mutually agree and establish service levels and key performance indicators measured on agreed timeframes in relation to the services listed in this Appendix 2.
Service Charge Rates
WML’s domestic freight comprises approximately 35 routes, with full load and part load rate variation. All Rates are currently uploaded into the Whakatane Mill domestic freight data base maintained by Lodestar.
The Base Rates are subject to the following variables:
(a)	by reference to ‘Fuel Adjustment Factor’ (a published index for wholesale diesel rates in NZ) to be calculated and applied quarterly;

(b)	rise and fall of non fuel related inputs (i.e. wages, salaries, tyres etc.) calculated by reference to the transport subsection of the Producers Price Index and applied 6 monthly.
Both (a) and (b) use the same model an example of which is below;
Truck Cost Model Indices
Cost model indices are reviewed for rise and fall on a six monthly basis with the exception of fuel which is reviewed quarterly.

Expense
Category	Model Index	Comments
Tyres	PPI — Series SNI01 — 1262	Series SNI01 is a measure of Road Transport inputs

Fuel	Actual — 58.88	Based on the published BP weekly “Platts” wholesale diesel Truckstop/bulk rate

RUC’s	Regulation	As defined by Land Transport NZ

Wages	LCI — Series SE4319 — 1081	Private Sector — All Salary & Wage Rates -Transport & Storage.

R&M Materials	PPI — Series SNI01 — 1262	Road Transport Inputs

R&M Labour	N/A	R&M Labour is not split out in the cost model.

Ownership / Lease	CGPI- Series 2ED- 1030 [Capital potion-50%) Lend Rate-9.5% (Finance portion 30%) PPI-Series SNI01 — 1262 (R&M portion 20%)	Lease cost split into components and costed accordingly.

Direct Overheads	PPI-Series SU9-1172	Preference is to use PPI Outputs for all industries, as these are more likely to affect overheads than just Transport outputs.

Indirect Overheads	PPI-Series SU9 — 1172	As above.

Base Rates are subject to review and amendment by Lodestar where there is a 15% volume change by WML affecting factored network efficiency.
Lodestar will use its reasonable endeavours to procure the best available rates that meet the service requirements of WML and notify WML of rates pertaining to any additional routes or other Domestic Freight Management Services WML may require from time to time.
Payment Terms
All products: Invoiced weekly and payable within 10 calendar days after invoice date.
Road freight rates

WML road freight base rates
(Exclusive of Fuel Adjustment Factor)		(as at 1 Jan 2010)		Rate / cubic tonne			Rate per
From	To	Service	Unit	Under 5.00	5.00 - 9.99	10.00 +	unit
Whakatane	Auckland Central	MILKRUN	WGT	$56.09	$26.52
Whakatane	Auckland Central	PAPLH	WGT			$26.52
Whakatane	Auckland Central	RFL	WGT		$26.52
Whakatane	Auckland Central	RPL	WGT	$56.09
Whakatane	Auckland East	MILKRUN	WGT			$26.52
Whakatane	Auckland East	RFL	WGT			$26.52
Whakatane	Auckland North	MILKRUN	WGT			$26.52
Whakatane	Auckland North	PAPFGFL	WGT			$26.52
Whakatane	Auckland North	PAPFGPL	WGT	$56.09
Whakatane	Auckland	MILKRUN	WGT			$26.52
Whakatane	Auckland	PAPLH	WGT			$26.52
Whakatane	Auckland	RFL	WGT		$26.52
Whakatane	Auckland	RPL	WGT	$56.09
Whakatane	Auckland South	MILKRUN	WGT	$56.09	$26.52
Whakatane	Auckland South	PAPFGFL	WGT			$26.52
Whakatane	Auckland South	PAPFGPL	WGT	$56.09
Whakatane	Auckland West	MILKRUN	WGT	$56.09	$26.52
Whakatane	Auckland West	RFL	WGT		$26.52
Whakatane	Auckland West	RPL	WGT	$56.09
Whakatane	Albany	PAPFGFL	WGT			$26.52
Whakatane	Albany	PAPFGPL	WGT	$56.09
Whakatane	Blenheim	PAPFGPL	WGT	$258.93
Whakatane	Christchurch	MILKRUN	WGT			$188.36
Whakatane	Cambridge	PAPFGFL	WGT			$25.01
Whakatane	Dunedin	MILKRUN	WGT			$278.18
Whakatane	Frankton	MILKRUN	WGT	$58.26		$58.26
Whakatane	Frankton	RFL	WGT		$16.60
Whakatane	Grey Lynn	PAPFGFL	WGT			$26.52
Whakatane	Grey Lynn	PAPFGPL	WGT	$56.09
Whakatane	Hamilton	MILKRUN	WGT			$58.26
Whakatane	Hastings	MILKRUN	WGT			$98.93
Whakatane	Hastings	PAPFGFL	WGT			$54.37
Whakatane	Hastings	PAPFGPL	WGT	$98.93

WML road freight base rates
(Exclusive of Fuel Adjustment Factor)		(as at 1 Jan 2010)		Rate / cubic tonne			Rate per
From	To	Service	Unit	Under 5.00	5.00 — 9.99	10.00 +	unit
Whakatane	Invercargill	PAPFGPL	WGT	$377.01
Whakatane	Kawerau	PAPFGFL	WGT			$4.95
Whakatane	Kawerau	PAPFGPL	WGT
Whakatane	Kinleith	PAPFGFL	WGT			$15.80
Whakatane	Kinleith	PAPFGPL	WGT	$28.82
Whakatane	Katikati	PAPFGPL	WGT	$40.70
Whakatane	Masterton	PAPFGFL	WGT			$56.20
Whakatane	Masterton	PAPFGPL	WGT	$102.22
Whakatane	Napier	MILKRUN	WGT			$101.48
Whakatane	Paeroa	MILKRUN	WGT			$38.39
Whakatane	Paeroa	PAPFGFL	WGT			$20.59
Whakatane	Paeroa	PAPFGPL	WGT	$37.40
Whakatane	Palmerston North	PAPFGPL	WGT	$90.10
Whakatane	Port of Tauranga	1WLK	WGT
Whakatane	Port of Tauranga	MILKRUN	WGT	$17.15	$17.15
Whakatane	Port of Tauranga	MT PALLETS	QTY			$1.24	$1.24
Whakatane	Port of Tauranga	PAPFGFL	WGT		$16.69
Whakatane	Port of Tauranga	PAPFGPL	WGT	$30.39
Whakatane	Port of Tauranga	PAPLH	WGT			$13.20
Whakatane	Port of Tauranga	PBKLOAD	WGT			$13.20
Whakatane	Rotorua	PAPFGPL	WGT	$54.32
Whakatane	Te Awamutu	PAPFGPL	WGT	$61.70
Whakatane	Waikanae	PAPFGFL	WGT			$72.28
Whakatane	Wellington	MILKRUN	WGT			$114.51
Whakatane	Wellington	RFL	WGT			$75.13
Note: Fuel Adjustment Factor as at 1 April 2010 is 7.09%

APPENDIX 3
International Shipping Management Services
Service Summary
Lodestar provides sea freight management services for all WML international shipping movements out of New Zealand. These services are either procured from external shipping lines or provided directly using Lodestar operated vessels.
Scope
Export shipping services for products manufactured by WML to be delivered to Customers in global destinations in accordance with terms of trade obligations set out in the sales terms agreed by WML and its Customers as specified in this Agreement.
Goods transported include any or all of raw materials, in-process materials and finished goods related to carton board and/or liquid packaging board and some specific import and export shipping services as agreed with WML from time to time.
Service Commitment
Lodestar will use its reasonable endeavours to:
(a)	plan, source and execute long term and spot shipping capacity required for WML exports at an acceptable cost considering the service requirements of WML and its Customers;

(b)	receive freight bookings for day to day shipping requirements and make necessary arrangements with relevant shipping companies to effect the shipments within required service levels including but not limited to:
(i)	accepting and confirming the shipping capacity allocations by carrier;

(ii)	securing necessary space required with respective carriers; and

(iii)	securing and presenting necessary equipment for loading of products;
(c)	provide information to WML relating to cost transparency of export shipments, including delivery status information through technology platforms such as eCargo;

(d)	ensure service delivery is maintained and performance improvement targets are met; and

(e)	provide international freight and shipping market trends and information relating to the Services necessary to support decisions relating to WML’s business strategies.
Service Levels
Lodestar and WML will mutually agree and establish service levels and key performance indicators measured on agreed timeframes in relation to the services listed in this Appendix 3.

Service Charge Rates
International sea freight rates are provided on a container or break-bulk basis as required. The Base Rates negotiated by Lodestar and payable by WML are listed below.
Sea freight Base Rates are subject to review from time to time, primarily for Bunker Adjustment Factors, with any such amended Base Rates to be effective upon 7 calendar days’ written notice from Lodestar to WML. Such Base Rate reviews are in reference to internationally accepted mechanisms linked to independent price tracking indices.
Lodestar will use its reasonable endeavours to procure the best available rates that meet any new service requirements of WML and notify WML of rates pertaining to any additional International Shipping Management Services required by WML from time to time.
Transit times reflect approximate delivery days from load port to discharge port. Transit time for any freight route can change without advance notice.
When there is more than one rate/carrier for any route, Lodestar shall use its reasonable endeavours to use the lowest freight rate carrier. However it is recognised that on some routes, more than one carrier may have been allocated volume under contract, and as such a target of the weighted average rate will be the benchmark for rates. Actual variations to this average will be reported each month. In the event Lodestar allocates volume to another carrier at a higher rate. Lodestar shall provide reasonable prior commercial justification to WML for such allocation.
Additional charges from the carrier will be incurred by WML where sales are made under DDU or DDP sales terms. These charges include, but are not limited to, onshore delivery, customs clearances and import fees and will be on charged at cost to WML.
Lodestar Shipping rates for WML

							Estimated				BAF US$	Total
		Mode	Contract		Sub	Contract	Transit	Term	Term	Oceanfreight	from 1 Feb	Oceanfreight		Variable	Rate
Load Port	Destination	Item	Company	Notes	Contractor	Volume pa	Time (days)	Start Date	Expiry Date	Base Rate	2010	Rate US$	Currency	Elements	Updates
Auckland	Kuwait	20’GP	Lodestar		MSC	5	49	1-Nov-09	31-Oct-10	1104	95	1199	USD	BAF	Ref Pt
Auckland	Kuwait	40’GP	Lodestar		MSC	20	49	1-Nov-09	31-Oct-10	1774	175	1949	USD	BAF	Ret Pt
Auckland	Long Beach	20’GP	Lodestar		HBS	5	16	1-Nov-09	31-Oct-10	776	428	1204	USD	BAF	Ref Pt
Auckland	Melbourne	40’HC	Lodestar		MSC		12	1-Nov-09	31-Oct-10	841	260	1101	NZD	BAF	Ref Pt
Auckland	Melbourne	40’HC	Lodestar		Maersk		7	1-Nov-09	31-Oct-10	1126	0	1126	USD	None	None
Tauranga	Acajutla	20’GP	Lodestar		Maersk	5	29	1-Nov-09	31-Oct-10	3176	0	3176	USD	None	None
Tauranga	Acajutla	40’HC	Lodestar		Maersk	7	29	1-Nov-09	31-Oct-10	4151	0	4151	USD	None	None
Tauranga	Adelaide	20’GP	Lodestar		HBS	4	6	1-Nov-09	31-Oct-10	367	330	697	USD	BAF	Ref Pt
Tauranga	Adelaide	20’GP	Lodestar		ANL	4	9	1-Nov-09	31-Oct-10	825	100	925	USD	BAF	Qtly
Tauranga	Adelaide	40’GP	Lodestar		ANL	7	9	1-Nov-09	31-Oct-10	1225	200	1425	USD	BAF	Qtly
Tauranga	Adelaide	40’HC	Lodestar		MSC		9	1-Nov-09	31-Oct-10	966	260	1226	USD	BAF	Ref Pt
Tauranga	Adelaide	40’HC	Lodestar		HBS	14	6	1-Nov-09	31-Oct-10	579	660	1239	USD	BAF	Ref Pt
Tauranga	Adelaide	40’HC	Lodestar		ANL	60	9	1-Nov-09	31-Oct-10	1225	200	1425	USD	BAF	Qtly
Tauranga	Alexandria	20’GP	Lodestar		CMA	6	49	1-Nov-09	31-Oct-10	1400	538	1938	USD	BAF	Qtly
Tauranga	Alexandria	40’GP	Lodestar		CMA	8	49	1-Nov-09	31-Oct-10	1900	1076	2976	USD	BAF	Qtly
Tauranga	Alexandria	40’HC	Lodestar		Maersk	20	34	1-Nov-09	31-Oct-10	2876	0	2876	USD	None	None
Tauranga	Alexandria	40’HC	Lodestar		CMA	10	49	1-Nov-09	31-Oct-10	1900	1076	2976	USD	BAF	Qtly
Tauranga	Aqaba	20’GP	Lodestar		MSC	5	43	1-Nov-09	31-Oct-10	1564	95	1659	USD	BAF	Ref Pt
Tauranga	Aqaba	40’GP	Lodestar		MSC	7	43	1-Nov-09	31-Oct-10	2654	175	2829	USD	BAF	Ref Pt
Tauranga	Aqaba	40’HC	Lodestar		MSC	5	43	1-Nov-09	31-Oct-10	2654	175	2829	USD	BAF	Ref Pt
Tauranga	Barcelona	20’GP	Lodestar		CMA	5	34	1-Nov-09	31-Oct-10	1300	538	1838	USD	BAF	Qtly
Tauranga	Barcelona	40’GP	Lodestar		CMA	4	34	1-Nov-09	31-Oct-10	1600	1076	2676	USD	BAF	Qtly
Tauranga	Barcelona	40’HC	Lodestar		CMA	17	34	1-Nov-09	31-Oct-10	1600	1076	2676	USD	BAF	Qtly
Tauranga	Bardon	40’GP	Lodestar	1	CMA	25	31	1-Nov-09	31-Oct-10	1785	1076	2861	USD	BAF	Qtly
Tauranga	Bardon	40’HC	Lodestar	1	CMA		31	1-Nov-09	31-Oct-10	1785	1076	2861	USD	BAF	Qtly
Tauranga	Belfast	40’GP	Lodestar	1	CMA		31	1-Nov-09	31-Oct-10	2263	1076	3339	USD	BAF	Qtly
Tauranga	Belfast	40’HC	Lodestar	1	CMA		31	1-Nov-09	31-Oct-10	2263	1076	3339	USD	BAF	Qtly

							Estimated				BAF US$	Total
		Mode	Contract		Sub	Contract	Transit	Term	Term	Oceanfreight	from 1 Feb	Oceanfreight		Variable	Rate
Load Port	Destination	Item	Company	Notes	Contractor	Volume pa	Time (days)	Start Date	Expiry Date	Base Rate	2010	Rate US$	Currency	Elements	Updates
Tauranga	Bilbao	20’GP	Lodestar		CMA	5	36	1 -Nov-09	31-Oct-10	1300	538	1838	USD	BAF	Qtly
Tauranga	Bilbao	40’GP	Lodestar		CMA	7	36	1-Nov-09	31-Oct-10	1800	1076	2876	USD	BAF	Qtly
Tauranga	Boston	40’GP	Lodestar	1	CMA	16	31	1-Nov-09	31-Oct-10	1825	1076	2901	USD	BAF	Qtly
Tauranga	Brisbane	20’GP	Lodestar		MSC	2	5	1-Nov-09	31-Oct-10	516	130	646	USD	BAF	Ref Pt
Tauranga	Brisbane	40’HC	Lodestar		MSC	1	5	1-Nov-09	31-Oct-10	896	260	1156	USD	BAF	Ref Pt
Tauranga	Buenaventura	40’HC	Lodestar		Maersk	3	26	1-Nov-09	31-Oct-10	3651	0	3651	USD	None	None
Tauranga	Caldera	20’GP	Lodestar		HBS	5	41	1-Nov-09	31-Oct-10	2306	428	2734	USD	BAF	Ref Pt
Tauranga	Caldera	40’GP	Lodestar		HBS	6	41	1 -Nov-09	31-Oct-10	4306	855	5161	USD	BAF	Ref Pt
Tauranga	Caldera	40’HC	Lodestar		HBS	5	41	1-Nov-09	31-Oct-10	4306	855	5161	USD	BAF	Ref Pt
Tauranga	Callao	40’HC	Lodestar		CMA	5	27	1-Nov-09	31-Oct-10	2400	1076	3476	USD	BAF	Qtly
Tauranga	Cambridge	40’GP	Lodestar	1	CMA	10	31	1-Nov-09	31-Oct-10	1705	1076	2781	USD	BAF	Qtly
Tauranga	Cape Town	40’HC	Lodestar		MOL	1	40	1-Nov-09	31-Oct-10	2200	0	2200	USD	None	None
Tauranga	Cartagena	20’GP	Lodestar		CMA	5	24	1-Nov-09	31-Oct-10	1650	538	2188	USD	BAF	Qtly
Tauranga	Cartagena	40’GP	Lodestar		CMA	4	24	1-Nov-09	31-Oct-10	2900	1076	3976	USD	BAF	Qtly
Tauranga	Cartagena	40’HC	Lodestar		CMA	11	24	1-Nov-09	31-Oct-10	2900	1076	3976	USD	BAF	Qtly
Tauranga	Caucedo	40’HC	Lodestar		Maersk	2	27	1-Nov-09	31-Oct-10	4501	0	4501	USD	None	None
Tauranga	Chicago (Railhead)	20’GP	Lodestar		ANL	5	24	1 -Nov-09	31-Oct-10	1754	296	2050	USD	BAF	Qtly
Tauranga	Chicago (Railhead)	40’HC	Lodestar		ANL	11	24	1-Nov-09	31-Oct-10	2558	592	3150	USD	BAF	Qtly
Tauranga	Chicago (Door)	20’GP	Lodestar	1	ANL	5	24	1-Nov-09	31-Oct-10	2004	296	2300	USD	BAF	Qtly
Tauranga	Chicago (Door)	40’HC	Lodestar	1	ANL	11	24	1-Nov-09	31-Oct-10	2808	592	3400	USD	BAF	Qtly
Tauranga	Colombo	20’GP	Lodestar		NYK	5	23	1-Nov-09	31-Oct-10	745	95	840	USD	BAF	Ref Pf
Tauranga	Colombo	40’GP	Lodestar		NYK	10	25	1-Nov-09	31-Oct-10	1450	200	1650	USD	BAF	Qtly
Tauranga	Colombo	40’HC	Lodestar		NYK	1	25	1-Nov-09	31-Oct-10	1450	200	1650	USD	BAF	Qtly
Tauranga	Dammam	40’HC	Lodestar		MSC	4	38	1-Nov-09	31-Oct-10	1669	175	1844	USD	BAF	Ref Pt
Tauranga	Dublin	40’HC	Lodestar	1	CMA		31	1-Nov-09	31-Oct-10	2322	1076	3398	USD	BAF	Qtly
Tauranga	Durban	20’GP	Lodestar		PIL	5	22	1-Nov-09	31-Oct-10	1106	125	1231	USD	BAF	Qtly
Tauranga	Durban	40’GP	Lodestar		MSC	100	37	1-Nov-09	31-Oct-10	1699	500	2199	USD	BAF	Ref Pt

							Estimated				BAF US$	Total
		Mode	Contract		Sub	Contract	Transit	Term	Term	Oceanfreight	from 1 Feb	Oceanfreight		Variable	Rate
Load Port	Destination	Item	Company	Notes	Contractor	Volume pa	Time (days)	Start Date	Expiry Date	Base Rate	2010	Rate US$	Currency	Elements	Updates
Tauranga	Durban	40’GP	Lodestar		HBS	61	41	1-Nov-09	31-Oct-10	1600	600	2200	USD	BAF	Ref Pt
Tauranga	Durban	40’HC	Lodestar		MSC	50	37	1-Nov-09	31-Oct-10	1699	500	2199	USD	BAF	Ref Pt
Tauranga	Durban	40’HC	Lodestar		HBS	78	41	1-Nov-09	31-Oct-10	1600	600	2200	USD	BAF	Ref Pt
Tauranga	Durban	40’HC	Lodestar		PIL		22	1-Nov-09	31-Oct-10	2007	250	2257	USD	BAF	Qtly
Tauranga	Fremantle	20’GP	Lodestar		MSC	2	24	1-Nov-09	31-Oct-10	979	130	1109	USD	BAF	Ref Pt
Tauranga	Fremantle	40’HC	Lodestar		MSC	4	24	1-Nov-09	31-Oct-10	1407	260	1667	USD	BAF	Ref Pt
Tauranga	Grand Rapids, Ml	40’HC	Lodestar	1	ANL		26	1-Nov-09	31-Oct-10	3458	592	4050	USD	BAF	Qtly
Tauranga	Hamburg	20’GP	Lodestar		CMA	5	40	1-Nov-09	31-Oct-10	1150	538	1688	USD	BAF	Qtly
Tauranga	Hamburg	40’GP	Lodestar		MSC		43	1-Nov-09	31-Oct-10	1324	1162	2486	USD	BAF	Ref Pt
Tauranga	Hamburg	40’GP	Lodestar		CMA	8	40	1-Nov-09	31-Oct-10	1600	1076	2676	USD	BAF	Qtly
Tauranga	Hamburg	40’HC	Lodestar		MSC		43	1-Nov-09	31-Oct-10	1324	1162	2486	USD	BAF	Ref Pt
Tauranga	Hamburg	40’HC	Lodestar		CMA	4	40	1-Nov-09	31-Oct-10	1600	1076	2676	USD	BAF	Qtly
Tauranga	Heshan	20’GP	Lodestar		HBS	5	24	1-Nov-09	31-Oct-10	406	300	706	USD	BAF	Ref Pt
Tauranga	Heshan	40’HC	Lodestar		HBS	78	24	1-Nov-09	31-Oct-10	756	600	1356	USD	BAF	Ref Pt
Tauranga	Hodeidah	40’GP	Lodestar		MSC	2	46	1-Nov-09	31-Oct-10	2104	175	2279	USD	BAF	Ref Pt
Tauranga	Hong Kong	40’GP	Lodestar		HBS	3	20	1-Nov-09	31-Oct-10	306	600	906	USD	BAF	Ref Pt
Tauranga	Huang Pu	20’GP	Lodestar		PIL	5	31	1-Nov-09	31-Oct-10	556	125	681	USD	BAF	Qtly
Tauranga	Huang Pu	40’HC	Lodestar		HBS	10	23	1-Nov-09	31-Oct-10	506	600	1106	USD	BAF	Ref Pt
Tauranga	Huang Pu	40’HC	Lodestar		PIL	10	31	l-Nov-09	31-Oct-10	856	250	1106	USD	BAF	Qtly
Tauranga	Istanbul	20’GP	Lodestar		MSC	5	42	1-Nov-09	31-Oct-10	814	581	1395	USD	BAF	Ref Pt
Tauranga	Istanbul	40’HC	Lodestar		MSC	8	42	1-Nov-09	31-Oct-10	1179	1162	2341	USD	BAF	Ref Pt
Tauranga	Jakarta	20’GP	Lodestar		PIL	5	22	1-Nov-09	31-Oct-10	531	125	656	USD	BAF	Qtly
Tauranga	Jakarta	20’GP	Lodestar		MSC		21	1-Nov-09	31-Oct-10	609	95	704	USD	BAF	Ref Pt
Tauranga	Jakarta	40’GP	Lodestar		MSC	2	21	1-Nov-09	31-Oct-10	774	175	949	USD	BAF	Ref Pt
Tauranga	Jakarta	40’GP	Lodestar		PIL		22	1-Nov-09	31-Oct-10	806	250	1056	USD	BAF	Qtly
Tauranga	Jakarta	40’HC	Lodestar		MSC	20	21	1-Nov-09	31-Oct-10	774	175	949	USD	BAF	Ref Pt
Tauranga	Jebel Ali	20’GP	Lodestar		MSC	5	35	1-Nov-09	31-Oct-10	1059	95	1154	USD	BAF	Ref Pt

							Estimated				BAF US$	Total
		Mode	Contract		Sub	Contract	Transit	Term	Term	Oceanfreight	from 1 Feb	Oceanfreight		Variable	Rate
Load Port	Destination	Item	Company	Notes	Contractor	Volume pa	Time (days)	Start Date	Expiry Date	Base Rate	2010	Rate US$	Currency	Elements	Updates
Tauranga	Jebel Ali	40’GP	Lodestar		MSC	10	35	1-Nov-09	31-Oct-10	1489	175	1664	USD	BAF	Ref Pt
Tauranga	Jebel Ali	40’GP	Lodestar		OOCL	5	23	1-Nov-09	31-Oct-10	1665	0	1665	USD	None	None
Tauranga	Jebel Ali	40’HC	Lodestar		MSC	10	35	1-Nov-09	31-Oct-10	1489	175	1664	USD	BAF	Ref Pt
Tauranga	Jebel Ali	40’HC	Lodestar		OOCL	6	23	1-Nov-09	31-Oct-10	1665	0	1665	USD	None	None
Tauranga	Jeddah	20’GP	Lodestar		MSC	5	37	1-Nov-09	31-Oct-10	1064	95	1159	USD	BAF	Ref Pt
Tauranga	Jeddah	40’GP	Lodestar		MSC	5	37	1-Nov-09	31-Oct-10	1834	175	2009	USD	BAF	Ref Pt
Tauranga	Jeddah	40’HC	Lodestar		MSC	6	37	1-Nov-09	31-Oct-10	1834	175	2009	USD	BAF	Ref Pt
Tauranga	Kaohsiung	20’GP	Lodestar		PIL	5	25	1-Nov-09	31-Oct-10	606	125	731	USD	BAF	Qtly
Tauranga	Kaohsiung	40’GP	Lodestar		MSC	3	31	1-Nov-09	31-Oct-10	699	400	1099	USD	BAF	Ref Pt
Tauranga	Kaohsiung	40’HC	Lodestar		MSC	15	31	1-Nov-09	31-Oct-10	699	400	1099	USD	BAF	Ref Pt
Tauranga	Kaohsiung	40’HC	Lodestar		OOCL	14	21	1-Nov-09	31-Oct-10	1115	0	1115	USD	None	None
Tauranga	Kaohsiung	40’HC	Lodestar		Swire		21	1-Nov-09	31-Oct-10	1100	150	1250	USD	BAF	Qtly
Tauranga	Keelung	20’GP	Lodestar		PIL	5	25	1-Nov-09	31-Oct-10	606	125	731	USD	BAF	Qtly
Tauranga	Keelung	40’HC	Lodestar		OOCL	8	22	1-Nov-09	31-Oct-10	1200	0	1200	USD	None	None
Tauranga	Keelung	40’HC	Lodestar		Swire		19	1-Nov-09	31-Oct-10	1100	150	1250	USD	BAF	Qtly
Tauranga	Keelung	40’HC	Lodestar		PIL	10	25	1-Nov-09	31-Oct-10	1106	250	1356	USD	BAF	Qtly
Tauranga	Kuwait	40’GP	Lodestar		MSC	84	44	1-Nov-09	31-Oct-10	1774	175	1949	USD	BAF	Ref Pt
Tauranga	La Spezia	20’GP	Lodestar		CMA	5	49	1-Nov-09	31-Oct-lO	1310	538	1848	USD	BAF	Qtly
Tauranga	La Spezia	40’GP	Lodestar		CMA	10	49	1-Nov-09	31-Oct-10	1700	1076	2776	USD	BAF	Qtly
Tauranga	Laem Chabang	20’GP	Lodestar		MSC		29	1-Nov-09	31-Oct-10	574	95	669	USD	BAF	Ref Pt
Tauranga	Laem Chabang	20’GP	Lodestar		NYK	5	24	1-Nov-09	31-Oct-10	625	100	725	USD	BAF	Qtly
Tauranga	Laem Chabang	40’GP	Lodestar		PIL		22	1-Nov-09	31-Oct-10	806	250	1056	USD	BAF	Qtly
Tauranga	Laem Chabang	40’HC	Lodestar		MSC	600	29	1-Nov-09	31-Oct-10	724	175	899	USD	BAF	Ref Pt
Tauranga	Laem Chabang	40’HC	Lodestar		PIL		22	1-Nov-09	31-Oct-10	806	250	1056	USD	BAF	Qtly
Tauranga	Lat Krabang	20’GP	Lodestar		PIL	5	23	1-Nov-09	31-Oct-10	556	125	681	USD	BAF	Qtly
Tauranga	Lat Krabang	40’HC	Lodestar		PIL	17	23	1-Nov-09	31-Oct-10	806	250	1056	USD	BAF	Qtly
Tauranga	Lautoka	20’GP	Lodestar		Maersk	3	8	1-Nov-09	31-Oct-10	1201	0	1201	USD	None	None

							Estimated				BAF
						Contract	Transit	Term	Term	Oceanfreight	US$ form	Total
		Mode	Contract		Sub	Volume	Time	Start	Expiry	Base	1 Feb	Oceanfreight		Variable	Rate
Load Port	Destination	Item	Company	Notes	Contractor	pa	(days)	Date	Date	Rate	2010	Rate US$	Currency	Elements	Updates

Tauranga	Leixoes	20’GP	Lodestar		CMA	5	39	1-Nov-09	31-Oct-l0	1300	538	1838	USD	BAF	Qtly
Tauranga	Leixoes	40’GP	Lodestar		CMA	2	39	1-Nov-09	31-Oct-10	1800	1076	2876	USD	BAF	Qtly
Tauranga	Leixoes	40’HC	Lodestar		CMA	18	39	1-Nov-09	31-Oct-10	1800	1076	2876	USD	BAF	Qtly
Tauranga	Letchworth	40’GP	Lodestar	1	CMA	5	31	1-Nov-09	31-Oct-10	1705	1076	2781	USD	BAF	Qtly
Tauranga	Limassol	20’GP	Lodestar		CMA	5	54	1-Nov-09	31-Oct-10	1200	538	1738	USD	BAF	Qtly
Tauranga	Limassol	40’GP	Lodestar		CMA	8	54	1-Nov-09	31-Oct-10	1800	1076	2876	USD	BAF	Qtly
Tauranga	Limassol	40’HC	Lodestar		CMA	4	54	1-Nov-09	31-Oct-10	1800	1076	2876	USD	BAF	Qtly
Tauranga	Lincolnshire	40’GP	Lodestar	1	CMA	5	31	1-Nov-09	31-Oct-10	1865	1076	2941	USD	BAF	Qtly
Tauranga	Luton	20’GP	Lodestar	1	CMA	1	31	1-Nov-09	31-Oct-10	1585	538	2123	USD	BAF	Qtly
Tauranga	Luton	40’GP	Lodestar	1	CMA	27	31	1-Nov-09	31-Oct-10	1705	1076	2781	USD	BAF	Qtly
Tauranga	Luton	40’HC	Lodestar	1	CMA		31	1-Nov-09	31-Oct-10	1705	1076	2781	USD	BAF	Qtly
Tauranga	Maidstone	40’GP	Lodestar	1	CMA	5	24	1-Nov-09	31-Oct-10	906	250	1156	USD	BAF	Qtly
Tauranga	Manila	40’GP	Lodestar		PIL		24	1-Nov-09	31-Oct-10	906	250	1156	USD	BAF	Qtly
Tauranga	Manila	40’HC	Lodestar		PIL	50	24	1-Nov-09	3l-Oct-10	906	250	1156	USD	BAF	Qtly
Tauranga	Manila	40’HC	Lodestar		HBS	28	28	1-Nov-09	31-Oct-10	706	600	1306	USD	BAF	Ref Pt
Tauranga	Manzanilto	40’GP	Lodestar		HBS	1	43	1-Nov-09	31-Oct-10	1606	855	2461	USD	BAF	Ref Pt
Tauranga	Melbourne	20’GP	Lodestar		MSC		11	1-Nov-09	31-Oct-10	516	130	646	USD	BAF	Ref Pt
Tauranga	Melbourne	20’GP	Lodestar		Swire	4	9	1-Nov-09	31-Oct-10	623	100	723	USD	BAF	Qtly
Tauranga	Melbourne	20’GP	Lodestar		ANL		12	1-Nov-09	31-Oct-10	700	100	800	USD	BAF	Qtly
Tauranga	Melbourne	40’GP	Lodestar		MSC	170	11	1-Nov-09	31-Oct-10	841	260	1101	USD	BAF	Ref Pt
Tauranga	Melbourne	40’GP	Lodestar		ANL		12	l-Nov-09	31-Oct-10	1165	200	1365	USD	BAF	Qtly
Tauranga	Melbourne	40’HC	Lodestar		MSC	500	11	1-Nov-09	31-Oct-10	841	260	1101	USD	BAF	Ref Pt
Tauranga	Melbourne	40’HC	Lodestar		ANL	160	12	1-Nov-09	31-Oct-10	1165	200	1365	USD	BAF	Qtly
Tauranga	Naples	40’GP	Lodestar		CMA	1	49	1-Nov-09	31-Oct-10	1800	1076	2876	USD	BAF	Qtly
Tauranga	Nhava Sheva	40’HC	Lodestar		MSC	3	35	1-Nov-09	31-Oct-10	1124	175	1299	USD	BAF	Ref Pt
Tauranga	Nottingham	20’GP	Lodestar	1	CMA	2	31	1-Nov-09	31-Oct-10	1745	538	2283	USD	BAF	Qtly
Tauranga	Nottingham	40’GP	Lodestar	1	CMA	180	31	1-Nov-09	31-Oct-10	1865	1076	2941	USD	BAF	Qtly

							Estimated				BAF
						Contract	Transit	Term	Term	Oceanfreight	US$ form	Total
		Mode	Contract		Sub	Volume	Time	Start	Expiry	Base	1 Feb	Oceanfreight		Variable	Rate
Load Port	Destination	Item	Company	Notes	Contractor	pa	(days)	Date	Date	Rate	2010	Rate US$	Currency	Elements	Updates

Tauranga	Nottingham	40’HC	Lodestar	1	CMA	2	31	1-Nov-09	31-Oct-10	1865	1076	2941	USD	BAF	Qtly
Tauranga	Penang	20’GP	Lodestar		PIL	2	14	1-Nov-09	31-Oct-10	556	125	681	USD	BAF	Qtly
Tauranga	Penang	40’GP	Lodestar		PIL	2	14	1-Nov-09	31-Oct-10	806	250	1056	USD	BAF	Qtly
Tauranga	Penistone	40’GP	Lodestar	1	CMA	10	31	1-Nov-09	31-Oct-10	1200	200	1400	USD	BAF	Qtly
Tauranga	Port Kelang	20’GP	Lodestar		NYK	4	14	1-Nov-09	31-Oct-10	550	100	650	USD	BAF	Qtly
Tauranga	Port Kelang	40’GP	Lodestar		PIL	7	15	1-Nov-09	31-Oct-10	756	250	1006	USD	BAF	Qtly
Tauranga	Port Kelang	40’HC	Lodestar		MSC	50	20	1-Nov-09	31-Oct-10	734	175	909	USD	BAF	Ref Pt
Tauranga	Port Kelang	40’HC	Lodestar		PIL	50	15	1-Nov-09	31-Oct-10	756	250	1006	USD	BAF	Qtly
Tauranga	Port Kelang	40’HC	Lodestar		NYK	96	14	1-Nov-09	31-Oct-10	1000	200	1200	USD	BAF	Qtly
Tauranga	Port Louis	20’GP	Lodestar		MSC	5	33	1-Nov-09	31-Oct-10	1094	325	1419	USD	BAF	Ref Pt
Tauranga	Port Louis	40’GP	Lodestar		MSC	10	33	1-Nov-09	31-Oct-10	1954	650	2604	USD	BAF	Ref Pt
Tauranga	Port of Spain	20’GP	Lodestar		CMA	5	27	1-Nov-09	31-Oct-10	2050	538	2588	USD	BAF	Qtly
Tauranga	Port of Spain	40’HC	Lodestar		CMA	11	27	1-Nov-09	31-Oct-10	2215	1076	3291	USD	BAF	Qtly
Tauranga	Port Qasim	40’HC	Lodestar		MSC	1	42	1-Nov-09	31-Oct-10	904	175	1079	USD	BAF	Ref Pt
Tauranga	Puerto Quetzal	40’GP	Lodestar		HBS	2	45	1-Nov-09	31-Oct-10	3206	855	4061	USD	BAF	Ref Pt
Tauranga	Puerto Quetzal	40’HC	Lodestar		HBS	4	45	1-Nov-09	31-Oct-10	3206	855	4061	USD	BAF	Ref Pt
Tauranga	Salford	40’GP	Lodestar	1	CMA	5	31	1-Nov-09	31-Oct-10	1585	1076	2661	USD	BAF	Qtly
Tauranga	San Antonio	20’GP	Lodestar		Maersk	5	36	1-Nov-09	31-Oct-10	2301	0	2301	USD	None	None
Tauranga	San Antonio	40’HC	Lodestar		Maersk	39	36	1-Nov-09	31-Oct-10	3601	0	3601	USD	None	None
Tauranga	San Antonio	40’HC	Lodestar		HBS		32	1-Nov-09	31-Oct-10	3206	855	4061	USD	BAF	Ref Pt
Tauranga	San Salvador	40’HC	Lodestar		Maersk	4	30	1-Nov-09	31-Oct-10	4276	0	4276	USD	None	None
Tauranga	Shanghai	20’GP	Lodestar		PIL	1	27	1-Nov-09	31-Oct-10	506	125	631	USD	BAF	Qtly
Tauranga	Shanghai	20’GP	Lodestar		NYK	1	19	1-Nov-09	31-Oct-10	665	100	765	USD	BAF	Qtly
Tauranga	Shanghai	40’GP	Lodestar		MSC		32	1-Nov-09	31-Oct-10	599	400	999	USD	BAF	Ref Pt
Tauranga	Shanghai	40’GP	Lodestar		PIL	2	27	1-Nov-09	31-Oct-10	756	250	1006	USD	BAF	Qtly
Tauranga	Shanghai	40’HC	Lodestar		HBS	75	16	1-Nov-09	31-Oct-10	356	600	956	USD	BAF	Ref Pt
Tauranga	Shanghai	40’HC	Lodestar		PIL	200	27	1-Nov-09	31-Oct-10	756	250	1006	USD	BAF	Qtly

							Estimated				BAF
						Contract	Transit	Term	Term	Oceanfreight	US$ form	Total
		Mode	Contract		Sub	Volume	Time	Start	Expiry	Base	1 Feb	Oceanfreight		Variable	Rate
Load Port	Destination	Item	Company	Notes	Contractor	pa	(days)	Date	Date	Rate	2010	Rate US$	Currency	Elements	Updates

Tauranga	Shoreham by Sea	40’GP	Lodestar	1	CMA	5	31	1-Nov-09	31-Oct-10	1705	1076	2781	USD	BAF	Qtly
Tauranga	Singapore	20’GP	Lodestar		PIL	1	15	1-Nov-09	31-Oct-10	406	125	531	USD	BAF	Qtly
Tauranga	Singapore	40’GP	Lodestar		PIL	42	15	1-Nov-09	31-Oct-10	706	250	956	USD	BAF	Qtly
Tauranga	Singapore	40’HC	Lodestar		PIL	7	15	1-Nov-09	31-Oct-10	706	250	956	USD	BAF	Qtly
Tauranga	St Petersburg	40’GP	Lodestar		CMA	31	44	1-Nov-09	31-Oct-10	1900	1076	2976	USD	BAF	Qtly
Tauranga	St Petersburg	40’HC	Lodestar		CMA	2	44	1-Nov-09	31-Oct-10	1900	1076	2976	USD	BAF	Qtly
Tauranga	Suva	20’GP	Lodestar		Maersk	12	7	1-Nov-09	31-Oct-10	926	0	926	USD	None	None
Tauranga	Suva	40’GP	Lodestar		Maersk	1	7	1-Nov-09	31-Oct-10	1826	0	1826	USD	None	None
Tauranga	Sydney	20’GP	Lodestar		MSC	6	7	1-Nov-09	31-Oct-10	536	130	666	USD	BAF	Ref Pt
Tauranga	Sydney	20’GP	Lodestar		ANL	5	7	1-Nov-09	31-Oct-10	675	100	775	USD	BAF	Qtly
Tauranga	Sydney	40’GP	Lodestar		MSC	170	7	1-Nov-09	31-Oct-10	856	260	1116	USD	BAF	Ref Pt
Tauranga	Sydney	40’GP	Lodestar		ANL	33	7	1-Nov-09	31-Oct-10	1115	200	1315	USD	BAF	Qtly
Tauranga	Sydney	40’HC	Lodestar		MSC	27	7	1-Nov-09	31-Oct-10	856	260	1116	USD	BAF	Ref Pt
Tauranga	Sydney	40’HC	Lodestar		ANL	700	7	1-Nov-09	31-Oct-10	1115	200	1315	USD	BAF	Qtly
Tauranga	Taichung	20’GP	Lodestar		Swire	1	18	1-Nov-09	31-Oct-10	725	75	800	USD	BAF	Qtly
Tauranga	Taichung	40’HC	Lodestar		Swire	111	18	1-Nov-09	31-Oct-10	1100	150	1250	USD	BAF	Qtly
Tauranga	Taoyuan CY	40’HC	Lodestar		OOCL	9	22	1-Nov-09	31-Oct-10	1165	0	1165	USD	None	None
Tauranga	Valencia	20’GP	Lodestar		CMA	5	40	1-Nov-09	31-Oct-10	1300	538	1838	USD	BAF	Qtly
Tauranga	Valencia	40’GP	Lodestar		CMA	32	40	1-Nov-09	31-Oct-10	1600	1076	2676	USD	BAF	Qtly
Tauranga	Valencia	40’HC	Lodestar		CMA	60	40	1-Nov-09	31-Oct-10	1600	1076	2676	USD	BAF	Qtly
Tauranga	Xingang	20’GP	Lodestar		HBS	3	18	1-Nov-09	31-Oct-10	386	300	686	USD	BAF	Ref Pt
Tauranga	Xingang	20’GP	Lodestar		MSC	2	27	1-Nov-09	31-Oct-10	524	200	724	USD	BAF	Ref Pt
Tauranga	Xingang	40’GP	Lodestar		MSC	3	27	1-Nov-09	31-Oct-10	599	400	999	USD	BAF	Ref Pt
Tauranga	Xingang	40’GP	Lodestar		HBS	2	18	1-Nov-09	31-Oct-10	556	600	1156	USD	BAF	Ref Pt
Tauranga	Xingang	40’HC	Lodestar		HBS	8	18	1-Nov-09	31-Oct-10	556	600	1156	USD	BAF	Ref Pt
Tauranga	Xingang	40’HC	Lodestar		MSC	20	27	1-Nov-09	31-Oct-10	599	400	999	USD	BAF	Ref Pt
Tauranga	Yantian	40’HC	Lodestar		HBS	50	19	1-Nov-09	31-Oct-10	356	600	956	USD	BAF	Ref Pt

							Estimated				BAF
						Contract	Transit	Term	Term	Oceanfreight	US$ form	Total
		Mode	Contract		Sub	Volume	Time	Start	Expiry	Base	1 Feb	Oceanfreight		Variable	Rate
Load Port	Destination	Item	Company	Notes	Contractor	pa	(days)	Date	Date	Rate	2010	Rate US$	Currency	Elements	Updates

Tauranga	Yantian	40’HC	Lodestar		PIL	9	25	1-Nov-09	31-Oct-10	806	250	1056	USD	BAF	Qtly
Notes
1: Rate to Door. Rates may change due to on-shore transport variables. Additional charges for customs entry and import fees also apply.
Payment Terms
All sea freight is due for payment in the currency indicated in the table above within 7 calendar days after the ship sailing date. Invoices will be raised immediately after the sailing date of each voyage.

APPENDIX 4
Port Management Services
Service Summary
Lodestar will provide port management services for WML.
Scope
Port Management Service rates are provided on a container or break-bulk basis as provided below.
These services include but are not limited to:
(a)	covered and uncovered warehousing and storage services;

(b)	cargo-handling services (R&D services);

(c)	cargo quality control, repair of damage any damaged reels;

(d)	container receiving, packing and delivery to relevant container terminal;

(e)	forwarding cargo to shipside for break-bulk loading;

(f)	negotiating and paying wharfage and other necessary port charge levies where applicable;

(g)	fumigation services as required by WML and/or quarantine authorities;

(h)	presenting the shipments for random or mandatory security inspections required by the authorities or governing law;

(i)	in transit claim management;

(j)	receiving, devanning and return of containers in all Australian ports, and delivery of product to end customer;

(k)	receiving and transport of containers to end customer in Great Britain;

(i)	receiving, devanning and storage of import starch; and

(m)	delivery of starch to Whakatane Mill.
Service Commitment
Lodestar will use its reasonable endeavours to:
(a)	plan, source and execute the appropriate services required to provide effective and efficient flow of products through ports for export shipments;
(b)	monitor and manage day to day operations and service delivery of multiple service providers to meet the key performance indicators agreed between Lodestar and WML; and

(c)	improve and provide visibility of costs, equipment and facility utilisation, operations and inventory movement through the ports.
Service Levels
Lodestar and WML will mutually agree and establish service levels and key performance indicators measured on agreed timeframes in relation to the services listed in this Appendix 4.
Service Charge Rates
Rates by port are set out below.
Lodestar will use its reasonable endeavours to procure any additional port management services at the best available rates that meet the service requirements of WML and notify WML of rates pertaining to any additional Port Management Services WML may require from time to time. The cost of ad hoc security and biosecurity inspections will be charged at cost.

					Standard	Non
					rate	conformance rate
Activity	Port	Location	Product	Charge rate	NZ$	NZ$
Port of Tauranga
Paper marshalling*	S.Point	Shed 12	Paper reels	$ /t	9.92	2.48
Paper marshalling*	S.Point	Shed 12	Paper pallets	$ /f	11.54	2.89
Storage***	S.Point	Shed 12	Pallets/reels	$ /t	2.15	n/a
Devann containers	S.Point	Shed 11	Starch	teu	221.38	n/a
Storage	S.Point	Shed 11	Starch	$/t/week	1.50	n/a
Australia					AU$	AU$
Paper marshalling**		Brooklyn	Paper reels	$/t teu	46.11	n/a
		(Vic)		$/t teu	28.64	n/a
Paper marshalling**		Botany	Paper reels	$/t teu	58.80	n/a
		(NSW)		$/t feu	36.31	n/a
Paper marshalling**		Fremantle	Paper reels	$/t teu	54.78	n/a
		(WA)		$/t feu	34.27	n/a
Paper marshalling**		Brisbane	Paper reels	$/t teu	46.12	n/a
		(QLD)		$/t feu	29.40	n/a
Paper marshalling**		Adelaide	Paper reels	$/t teu	43.89	n/a
		(SA)		$/t feu	28.73	n/a

*	Port of Tauranga marshalling Includes: Pick up container / pack container / deliver container to terminal.

**	Australian paper marshalling includes: Pick up container ex port / devan container / deliver empty container / transport paper to customer.

***	Plus outgoings relating to premises (if any), as Invoiced by the Landlord. Payment Terms:
Port Costs are payable 7 calendar days after date of invoice.

APPENDIX 5
Export Documentation Management Services
Service Summary
Lodestar provides Export Document Management Services for WML.
Scope
Preparation and lodgement of export documentation (and other associated documentation) for all exports of products by WML from New Zealand whether in container or break-bulk form.
These Export Document Management Services include:
(a)	pre-shipment processes such as Documentary Credit and Collection and other trade terms document advice;
(b)	lodgement of all pre and post shipment export documentation required by New Zealand customs and quarantine authorities;
(c)	preparation of export documents required by sales contract and lodging these documents as per the instructions on the sales contract and any international trade finance documents; and
(d) preparation of or obtaining of Bill of Ladings from shipping companies.
Service Commitment
Lodestar will use its reasonable endeavours to:
(a)	establish, by agreement with WML, all operational policies and procedures for the provision of the Export Document Management Services;
(b)	prepare and lodge accurate pre and post export and shipping documents within timeframes stipulated by WML’s sales contracts, international trade documents, governmental authorities or to meet vessel cut offs; and
(c) provide management reports as required by WML.
Service Charge Rates
The rates payable by WML for Export Document Management Services are set out below.
Lodestar will notify WML of rates pertaining to any additional Export Document Management Services WML may require from time to time.

Australia Vessels	NZ $225.00	per set
Standard Document Charge	NZ $75.00	per set
Complex Document Charge	NZ $180.00	per set
Chamber of Commerce Charges	NZ $20.00	per stamp
Legalisation Charges (if required)	NZ $100.00	per stamp
(plus Trans-Tasman courier costs)

DHL Courier Costs	NZ$at cost	per month
Rework
Simple documentation change	NZ $37.00	less than one hour
Complex documentation change	NZ $75.00	one hour or more
Payment Term
Invoices are raised monthly and are payable by the 20th of the following month.